UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                               FORM 8-K

                            CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) August 1, 2000
                                           -------------

                  WHITNEY INFORMATION NETWORK, INC.
                  ---------------------------------
     (Exact name of registrant as specified in its chapter)


    COLORADO               000-27403                84-1475486
    --------               ---------                ----------
 (State or other          (Comission              (IRS Employer
   jurisdiction of          File Number)            Identification
   incorporation)                                   No.)


        4818 Coronado Parkway, Cape Coral, Florida   33940
        ---------------------------------------------------
        (Address of principal executive offices)  (Zip code)


Registrant's telephone number, including area code(941)542-8999
                                                  --------------


  ______________________________________________________________
  (Former name or former address, if changed since last report)


                             CONTENTS

Item 1.  Changes in Control of Registrant.

         Not applicable.

Item 2.  Acquisition of Dispostition of Assets.

         Not applicable.

Item 3.  Bankruptcy or Receivership.

         Not applicable.

Item 4. Changes in Registrant's Certifying Accountant

On July 28, 2000, Whitney Information Network, Inc. replaced its auditor, Larry Legel, CPA, Ft. Lauderdale, Florida with
BDO Seidman, Miami, Florida, effective August 17, 2000.



The reason for the change in Registrant's Certifying Accountant was to engage the services of a larger firm to prepare the annual audit reports.

A letter was sent to the SEC on August 1, 2000 by Larry Legel, CPA, in which Larry Legel, CPA, acknowledged the aforesaid change as being made solely because of the Company's desire to have a larger independent certified public accounting firm; and further stated that the reports on the financial statements of the Company by Larry Legel, CPA, over the past two years contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles; and further stated that during the Company's two most recent fiscal years and the subsequent interim period preceding the dismissal of Larry Legel, CPA, there were no disagreements with Larry Legel, CPA, on any matter of accounting principles or practices, financial statements, disclosure, or auditing scope, or procedure.

The change was approved by the Board of Directors on July 28, 2000, effective August 17, 2000.

Item 5.  Other Events.

         Not applicable.

Item 6.  Resignation of Registrant's Directors.

         Not applicable.

Item 7.  Financial Statements and Exhibits.

         Not applicable.

Item 8.  Change in Fiscal Year.

         Not applicable.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WHITNEY INFORMATION NETWORK, INC.

/s/ Ronald S. Simon
Ronald S. Simon
Secretary\Treasurer, Chief Financial Officer
and a member of the Board of Directors
Date: August 1, 2000





August 1, 2000

Securities & Exchange Commission
450 Fifth Street N.W.
Washington, DC 20549

re: Whitney Information Network, Inc. SEC No. 000-27403
    Form 8-K required letter.
    Replacement of auditor.

Securities and Exchange Commission:

In accordance with Item 304 of Regulation S-B, Whitney
Information Network, Inc., a corporation incorporated within the State of Colorado, has made, pursuant to approval by the board of Directors of the Company, the following statements that I agree with:

	A: The independent certified public accounting firm for the Company, Larry Legel, CPA, has been dismissed due to the Company's desire to engage a larger certified public accounting firm. Accordingly, the dismissal was necessary in order for the Company to retain BDO Seidman, Miami, Florida, as the Company's independent certified public accountants. The dismissal was made July 28, 2000, effective August 17, 2000.

	B: (i) Larry Legel was dismissed solely because of the Company's desire to have a larger independent certified public accounting firm.

	    (ii) The reports on the finanical statements of the Company by Larry Legel over the past two years contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

	    (iii) The decision to change accountants was approved by the Board of Directors of the Company on July 28, 2000, effective August 17, 2000.

	    (iv) During the Company's two most recent fiscal years and any subsequent interim period preceding the dismissal of Larry Legel, there were no disagreements with Larry Legel on any matter of accounting principles or practices, financial statements, disclosure, or auditing scope, or procedure.

	    (v) No reportable events referred to in Item 304(a)(v) of regulation S-K occurred during the two years prior to the dismissal of Larry Legel.

		(1) BDO Seidman has been engaged effective August
17, 2000. The Company did not consult with BDO Seidman on any matter during the two most recent fiscal years or any subsequent interim period prior to engaging BDO Seidman.


		(2) The Company has requested that Larry Legel issue this letter and Larry Legel has furnished the Company with this letter addressed to the Commission stating that he agrees with the foregoing statements made by the Company.

/s/ Larry Legel, CPA
Larry Legel, CPA
Date: August 1, 2000


c: Whitney Information Network, Inc.
   BDO Seidman